Prospectus

December 17, 2025

VegaShares Buy Now, Pay Later ETF

(Ticker Symbol: BNPL)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

A series of the VegaShares ETF Trust

www.VegaSharesETFs.com	phone: 1 (800) 617-0004

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY: VEGASHARES BUY NOW, PAY LATER ETF

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.50%
1	Pursuant to an investment advisory agreement, Vega Capital Partners LLC (the "adviser") pays all operating expenses of the Fund other than the management fee, borrowing costs such as interest charges, loan commitment fees and origination fees, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and litigation expenses and other non-routine or extraordinary expenses, where extraordinary is determined by the Board of Trustees.
2	Other Expenses are estimated for the current fiscal year.
3	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. "Buy now, pay later" in the Fund's name does not refer to a means to acquire Fund shares without immediate payment, but rather is a reference to a common service offered by financial service companies. Under normal circumstances, the Fund invests primarily in the equity securities of companies in the group of industries comprising the financial sector. As a fundamental policy, the Fund concentrates (i.e. invests more than 25% of the value of its net assets) in the securities of companies in the group of industries comprising the financial sector. This concentration policy may not be changed without shareholder approval.

The Fund defines companies within the financial sector, as U.S. companies classified under the Global Industry Classification Standard ("GICS") within the financial sector and American Depositary Receipts ("ADRs") of foreign issues that are primarily engaged in the financial sector as described under the GICS classification method. The GICS classification method places an issuer in a sector based on the majority of its revenues. ADRs are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution. The GICS financial sector includes companies commonly known as: (i) banks, (ii) savings & loans, (iii) diversified financial services companies, (iv) insurance companies, (v) mortgage banks, and (vi) REITs. The Fund invests in securities of small-, medium-, and large-capitalization companies.

Additionally, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in the equity securities of companies in the “buy now, pay later” segment of companies in the financial sector. The Fund defines these domestic and foreign as companies commonly known as: (i) banks, (ii) savings & loans, (iii) diversified financial services companies, and (v) mortgage banks. These types of companies have been selected because their business is primarily composed of lending, which is consistent with the concept of buy now, pay later. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees without shareholder approval, provided shareholders receive at least 60 days’ notice.

The Fund is classified as a "non-diversified" under the 1940 Act which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a "diversified" Fund. The Fund anticipates that its annual portfolio turnover rate will be over 100%.

The adviser selects securities that it believes have above-average potential for capital appreciation. The adviser uses a proprietary selection process that includes an assessment of an issuer's: (i) competitive position, (ii) risk management, (iii) leverage, and (iv) price relative to a peer group of similar issuers. The adviser typically sells a security if it believes it no longer represents above-average potential for capital appreciation or to purchase a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Concentration Risk. The Fund's net asset value may fluctuate more than that of a fund that does not concentrate in the financial services industries.

•	Financial Services Risk. Financial sector companies are exposed to: (i) risk factors outside their control that may impair financial condition, (ii) burdensome regulatory rule changes, (iii) rising interest rates that may have a significant impact on earnings, (iv) default risk on non-diversified loan portfolios, (v) credit risk of investments, and (vi) increased competition.

Active Management Risk. The Fund is subject to the risk that the investment management strategy of the adviser may not produce the intended results and may negatively impact Fund performance. The adviser is recently formed and has not previously managed an ETF or other investment company.

Non-Diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to the potential for greater volatility than a diversified fund.

Small- and Mid-Capitalization Risk. The earnings and prospects of small- to mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. These companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Limited History of Operations Risk. The Fund is a new ETF and has limited history of operations for investors to evaluate.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

•	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

•	Not Individually Redeemable. The Fund's shares ("Shares") are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value ("NAV") and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

•	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund's NAV.

○	The market price of the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund's NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

•	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.VegaSharesETFs.com or by calling 1-(800) 617-0004.

MANAGEMENT OF THE FUND

Investment Adviser

Vega Capital Partners LLC.

Portfolio Manager

Sunny Wong, Managing Partner of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2025.

PURCHASE AND SALE OF FUND SHARES

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a "Creation Unit," or multiples thereof, and only with authorized participants ("Authorized Participants") which have entered into contractual arrangements with the Fund's distributor, Foreside Financial Services, LLC, (the "Distributor"). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if it had made creation or redemption in-kind. These costs are imposed on the Fund, and thus decrease the Fund's net asset value, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. "Buy now, pay later" in the Fund's name does not refer to a means to acquire Fund shares without immediate payment, but rather is a reference to a common service offered by financial service companies.

TAX INFORMATION

The Fund's distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL Information ABOUT Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

The investment objective of the Fund is to seek capital appreciation. The Fund's investment objective may be changed by the Board of Trustees (the "Board" or "Trustees") of VegaShares ETF Trust (the "Trust") without shareholder approval upon prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. "Buy now, pay later" in the Fund's name does not refer a means to acquire Fund shares, but rather is a reference to a common service offered by financial service companies. Under normal circumstances, the Fund invests primarily in the equity securities of companies in the group of industries comprising the financial sector. As a fundamental policy, the Fund concentrates (i.e. invests more than 25% of the value of its net assets) in the securities of companies in the group of industries comprising the financial sector. This concentration policy may not be changed without shareholder approval.

The Fund defines companies within the financial sector, as U.S. companies classified under the Global Industry Classification Standard ("GICS") within the financial sector and American Depositary Receipts ("ADRs") of foreign issues that are primarily engaged in the financial sector as described under the GICS classification method. The GICS classification method places an issuer in a sector based on the majority of its revenues. In a situation where a company operates in many sectors such that none represents a majority of revenue, then the majority of both the company's revenues and earnings are used for classification. ADRs are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution. The GICS financial sector includes companies commonly known as: (i) banks, (ii) savings & loans, (iii) diversified financial services companies, (iv) insurance companies, (v) mortgage banks, and (vi) REITs. The Fund invests in securities of small-, medium-, and large-capitalization companies.

Additionally, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in the equity securities of companies in the “buy now, pay later” segment of companies in the financial sector. The Fund defines these domestic and foreign as companies commonly known as: (i) banks, (ii) savings & loans, (iii) diversified financial services companies, and (v) mortgage banks. These types of companies have been selected because their business is primarily composed of lending, which is consistent with the concept of buy now, pay later. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees without shareholder approval, provided shareholders receive at least 60 days’ notice.

The Fund is classified as a "non-diversified" under the Investment Company Act of 1940, as amended, (the "1940 Act") which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a "diversified" Fund. The Fund anticipates that its annual portfolio turnover rate will be over 100%.

The adviser selects securities that it believes have above-average potential for capital appreciation. The adviser uses a proprietary selection process that includes an assessment of an issuer's: (i) competitive position, (ii) risk management, (iii) leverage, and (iv) price relative to a peer group of similar issuers. The adviser may also consider management reputation and continuity. The adviser typically sells a security if it believes it no longer represents above-average potential for capital appreciation or to purchase a more attractive investment opportunity.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Active Management Risk. The Fund is subject to the risk that the investment management strategy of the adviser may not produce the intended results and may negatively impact Fund performance. The adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the adviser's allocation of the Fund's portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the adviser's proprietary investment process. The adviser is recently formed and has not previously managed an ETF or other investment company.

ADR Risk. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. ADRs may be subject to many of the same risks as direct investment, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. There is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Concentration Risk. The Fund's net asset value may fluctuate more than that of a fund that does not concentrate in the financial services industries. The Fund's returns may be disproportionally affected by a few securities or a segment within the financial sector group of industries.

•	Financial Services Risk. Financial services sector companies are exposed to: (i) systemic risk factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified or concentrated loan portfolios are vulnerable to economic conditions that affect an industry; (v) credit deterioration of borrowers or default by borrowers lead to losses; and (vi) the financial services sector has become increasingly competitive.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Exchange Traded Funds Risk: The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

•	Not Individually Redeemable. The Fund's shares ("Shares") are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value ("NAV") and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

•	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the "Exchange") may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund's NAV.

○	The market price of the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund's NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

•	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

•	Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund's NAV to the extent not offset by a transaction fee payable by an Authorized Participant.

Limited History of Operations Risk. The Fund is a new ETF and has limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose a significant portion of your investment.

Non-Diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to the potential for greater volatility than a diversified fund. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of companies that are in the same or related economic sectors, the Fund's portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Small- and Mid-Capitalization Risk. The earnings and prospects of small- to mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. These companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance by increasing costs and may produce increased taxable distributions.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may invest nearly 75% of its portfolio in cash equivalent positions, such as T-bills, short-term U.S. agency securities, money market funds, repurchase agreements, and commercial paper. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Portfolio Holdings Disclosure: A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI").

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Manager-of-Managers Order

VegaShares ETF Trust and the adviser will file an exemptive application with the SEC that if granted, would permit the adviser, with the Board of Trustees approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order would permit the adviser, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval if the adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Vega Capital Partners LLC, located at 330 Spring St., # 4B, New York, NY 10013 serves as the investment adviser to the Fund. The adviser is a Delaware limited liability company formed in 2025 to provide investment advisory services to registered investment companies. As the adviser is somewhat recently formed, the Fund is its only client.

The adviser is responsible for the Fund's investment operations and its business affairs. Pursuant to an investment advisory agreement between the Trust and the adviser with respect to the Fund ("Investment Advisory Agreement") and subject to the general oversight of the Board, the adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, including audit, portfolio accounting, legal, transfer agency, custody, printing costs, administrative services, distribution services, shareholder and other non-distribution-related services under what is essentially an all-in unitary fee structure. Under the Investment Advisory Agreement, the adviser has agreed to pay all expenses incurred by the Fund except for the management fee, borrowing costs such as interest charges, loan commitment fees and origination fees, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses, where extraordinary is determined by the Board.

The adviser is paid a monthly unitary management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.50%. A discussion of the Board or Trustees deliberations related to approving the Investment Advisory Agreement will appear in the Fund’s first Form N-CSR.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund's portfolio.

Sunny Wong, Co-Founder and Managing Partner of Vega Capital Partners LLC ("Adviser"), has served the Adviser in this capacity since, September 2025. Mr. Wong has over 20 years of experience in trading and portfolio management. Prior to co-founding the Adviser, Mr. Wong served as Managing Director and Head of US Equity Structured Products Trading at BMO Capital Markets, from February 2020 to August 2025, where he helped build and manage the firm's derivatives portfolios, servicing institutional, corporate, and retail clients. Before his role at BMO, Mr. Wong held various trading roles at RBC Capital Markets and Tower Research Capital. Mr. Wong holds an MBA from Columbia Business School and a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement for the Fund, including the Board's conclusions with respect thereto, will be available in the Fund's first shareholder report. You may obtain a copy of the Fund's shareholder reports, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on May 5, 2025. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund's business affairs.

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the "Administrator" or the "Transfer Agent"), 615 East Michigan Street, Milwaukee, WI 53202 serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by the Administrator include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

Foreside Financial Services, LLC, serves as the principal underwriter of the Fund's shares and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker-dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Fund. Under an ETF distribution agreement with the Distributor, the Distributor offers shares on a continuous, commercially reasonable efforts basis.

INVESTING IN THE FUND

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

he values of the Fund's portfolio securities are based on the securities' closing prices on their local principal markets, where available. The adviser serves as valuation designee of the Board to manage fair value pricing. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the adviser, in accordance with the adviser's valuation policies and procedures approved by the Board. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund's portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her Shares.

Buying and Selling Exchange-Traded Shares

Authorized Participants (AP)

The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company ("DTC") participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit. "Buy now, pay later" in the Fund's name does not refer to a means to acquire Fund shares without immediate payment, but rather is a reference to a common service offered by financial service companies.

An Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investors

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. "Buy now, pay later" in the Fund's name does not refer to a means to acquire Fund shares without immediate payment, but rather is a reference to a common service offered by financial service companies.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund's shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Fund's website (www.VegaSharesETFs.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC's participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

VegaShares Buy Now, Pay Later ETF

c/o U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Telephone: 1-(800) 617-0004

Dealers

VegaShares Buy Now, Pay Later ETF

c/o Foreside Financial Services, LLC

190 Middle Street, Suite 301

Portland, Maine 04101

Telephone: 207-553-7100

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares ("12b-1 fees"), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FREQUENT TRADING POLICIES

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares ("market timing") activities by the Fund's shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income, if any, to its shareholders as dividends as least annually and its net realized capital gains at least annually.

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid "Buying a Dividend"

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

FEDERAL TAXES

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders at least annually and net capital gains, if any, at least annually. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund's net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as "qualified dividend income" are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their "net investment income," which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares' NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant's aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant's basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section "Tax Information" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund's Shares. Information about the Fund can be reviewed on the EDGAR database at the SEC's website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders including tailored shareholder reports. In the Fund's annual tailored shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can also obtain information about the Fund by calling at no cost 1-(800) 617-0004.

Investment Company Act file no. 811-24094.